Welcome Summer 2009 Regional Meetings EXHIBIT 99.1

Chad Brandt

Forward-looking Statement
This presentation contains forward-looking statements
which are based upon our current expectations and speak
only as of the date hereof. These statements may use
forward-looking terms, such as “anticipates,” “believes,”
“expects,” “could,” “plans,” “estimates,” “may,” “should,”
“will,” or their negatives or other variations on these terms.
The Bank cautions that, by their nature, forward-looking
statements involve risk or uncertainty, that actual results
could differ materially from those expressed or implied in
these forward-looking statements, and that actual events
could affect the extent to which a particular objective,
projection, estimate, or prediction is realized.

Forward-looking Statement
These forward-looking statements involve risks and
uncertainties including, but not limited to, instability in the credit and debt markets, economic conditions (including
effects on, among other things, mortgage-backed
securities), changes in mortgage interest rates and
prepayment speeds on mortgage assets and the risk
factors set forth in the Bank’s periodic filings with the
Securities and Exchange Commission, which are available
on the Bank’s Web site at www.fhlbc.com. The Bank
assumes no obligation to update any forward-looking
statements made in this presentation.  "Mortgage
Partnership Finance" and "MPF" are registered trademarks
of the Federal Home Loan Bank of Chicago.  MPF Xtra™
is a trademark of the Federal Home Loan Bank of Chicago.

5 Why We’re Here • We want you to leave with a better understanding of: – Where we are; – How we got here; – Where we’re going; and – How we’re going to get there.

6 Agenda • Market Update • Recent Financial Results • Recent Developments in Products, Credit, and Collateral • Where we’re going

Market Update Patrick Quinn Vice President Banking and Advance Products Group

• U.S. Economic Update
– GDP
– Employment
• Federal Reserve Developments
– Quantitative Easing
– Credit Improvement
– Yield Curve
• Reminder of Other FHLBC Services
• FHLBC Member Transaction Desk
• FHLBC Weekly Market Update Report
Agenda

GDP CQOQ INDEX
Hide
GPO - Bar Chart
Page 1/12
Range 06/30/79 - 03/31/09
Upper Latest/Last R
Mov. Avgs
Currency USD
Track
Annotations
News
Study
Events
1980-82 Recession
Last Price -5.7
High on 06/30/83 9.3
Average 2.7
Low on 06/30/80 -7.8
1990-91 Recession
2001- Recession
2007 Recession
10
5
3.8
0
-5
-5.7
Dec 31 1979
Dec 31 1984
Dec 31 1989
09/30/95
Dec 31 1999
Dec 31 2004

FHLB Chicago

U.S. Economic Update-Gross Domestic Product
• Current recession is the most severe since the 1980s.
• U.S. economy has experienced 6 recessions in the past 40
years lasting on average 10.7 months.
Source:Bloomberg.
Source:Bloomberg.

USURTOT INDEX
Hide
GPO - Bar Chart
Page 1/32
Range 06/30/79 - 05/31/09
Upper Latest/Last Rev
Mov. Avgs
Period Monthly
Lower None
Mov. Avg 15
Events
Legend
Track
Annotations
News
Study
Events
Last Price 9.4
High on 11/30/82 10.8
Average 6.1
Low on 04/30/00 3.8
1982-10.8% Highest unemployment rate in the last 27 years
Current unemployment rate=9.4% and rising?
11.0
10.0
9.4
9.0
8.0
7.0
6.8
6.0
5.0
4.0
Source:Bloomberg.
Dec 31 1979
Dec 31 1984
08/31/87
Dec 31 1989
Dec 31 1994
Dec 31 1999
Dec 31 2004
Dec 31 2009

FHLB Chicago

10 U.S. Economic Update-Employment • Employment situation continues to be a drain on the economy . • Nearly 6 million jobs have been lost since the recession began.

• March 18, 2009:   U.S. Federal Reserve
announced quantitative easing strategy
• Authority to purchase:
– $1.25 trillion in mortgage-backed
securities
– $300 billion in U.S. Treasury
securities
– $200 billion in GSE debt
Federal Reserve Developments-Quantitative Easing

• Interest rates and mortgage rates
initially moved sharply lower but have
recently reversed course.
• GSE funding levels have improved,
helping to lower term-advance rates.
Federal Reserve Developments-Quantitative Easing

.TED G INDEX
Hide
GP - Line Chart
Page 1/19
Range 06/19/08 - 06/19/09
Upper Line Chart
Mov. Avgs
Period Daily
Legend
Track
Annotations
Study
Events
Worst of the credit crisis. (Lehman, AIG, MER, FNM&FRE, MS&GS become banks.
Source:Bloomberg.
500
400
300
200
100
44.4522
Jun 30
Sep 30
Dec 31
2008
Mar 31

NLPSINTP INDEX
Hide
GP - Line Chart
Page 1/19
Range 06/16/08 - 06/16/09
Upper Mid Line
Mov. Avgs
Currency USD
Period Daily
Lower None
Mov. Avg
Events
Legend
Track
Annotations
News
Study
Events
Mid Line 6.62
High on 12/15/08 8.55
Average 7.45
Low on 06/17/08 6.47
Tight credit environment results in high consumer finance rates.
Source:Bloomberg.
8.50
8.00
7.75
7.50
7.00
6.62
6.50
Jun 30
Jul 31
Aug 29
Sep 30
Oct 31
Nov 28
Dec 31
2008
Jan 30
Feb 27
Mar 31
Apr 30
May 29
08/12/08

FHLB Chicago

• Federal Reserve actions have improved the credit
environment, contributing to the economic improvement.
• Ted Spread and consumer finance rates have improved.
Federal Reserve Developments-Credit Improvement

Range 3M - 30Y
Rate(Ask Conventional)
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
December 2007
June, 2009
I25 US Treasury Actives Curve 06/23/2009
I25 US Treasury Actives Curve 12/01/2007
3M 6M 1Y 2Y 3Y 5Y 7Y 10Y 30Y
Tenor

Sell GT02 Govt
Buy GT10 Govt
Yield Spread
Legend
Track
News
GT10 Govt - GT02 Govt 256.8618
Hi 275.8131
May 27, 09, widest historical spread between the 2yr U.S. Treasury Note and the 10yr U.S. Treasury Note
Low 122.7894
280
240
220
200
180
160
140
120
Jul 31 Aug 29 Sep 30 Oct 31 Nov 28 Dec 31 Jan 30 Feb 27 Mar 31 Apr 30 May 29 Jun 30
2008

FHLB Chicago

14 • Federal Reserve has intentionally steepened the yield curve, with Treasury spreads reaching historic highs. Federal Reserve Developments-Yield Curve Source:Bloomberg. Source:Bloomberg

• Economic conditions have stabilized, but risks
remain.
• Adjustment phase will continue for a while.
• Employment situation must improve before we
see stable GDP growth.
• Short-term rates are expected to remain at
historic lows for the foreseeable future, keeping
the yield curve steep.
• Risk of inflation?
– Unwinding of liquidity programs
– Treasury debt issuance
Summary

16 • Derivatives • Letters of Credit • Term Deposits • Funding Scenario Analysis Other FHLBC Services

• Relationship Banker is still the main contact.
• Member Transaction Desk can facilitate all of your
requests:
– Advance execution/rolls/prepay requests
– Letters of Credit
– Term Deposits
• Goal is to create an efficient, easy-to-use member
service experience.
• Contact Information:
– Patrick Quinn, Angela Harris, Betty Southwick
– 1-877-230-1610 (toll-free)
FHLBC Member Transaction Desk

• Every Thursday afternoon at 3 p.m.
• Discuss market developments, evaluate
news and events as they relate to our
members and Asset/Liability Management
strategies.
• Interactive:  questions are always welcome.
•
Call 1-866-537-1632; passcode is
#9883778.
• Presentations will be available on our website
for future reference.
FHLBC Weekly Financial Markets Update

Recent Financial Results Roger Lundstrom Chief Financial Officer

20 FHLBC Historical Perspective

FHLBC Balance Sheet History
* 1933 dollars in thousands; 1988 dollars in billions
$ % $ %
Advances 10,649.7 $ 94% 3.8 $ 63%
MPF Loans Held in Portfolio -            0% -    0%
Investment Securities -            0% 2.0    33%
Other 640.0        6% 0.2    3%
Total Assets 11,289.7    100% 6.0    100%
-
Deposits 40.4          0% 2.6    43%
COs -            0% 2.4    40%
Other 137.3        1% 0.2    3%
Total Liabilities 177.7        2% 5.2    87%
-
Capital Stock 11,055.9    98% 0.6    10%
Retained Earnings 56.1          0% 0.2    3%
Accumulated OCI -            0% -    0%
1933 * 1988

FHLBC Balance Sheet History
* 1933 dollars in thousands; other periods in billions
$ % $ % $ %
Advances 10,649.7 $ 94% 3.8 $ 63% 14.9 $ 60%
MPF Loans Held in Portfolio -            0% -    0% 0.9      4%
Investment Securities -            0% 2.0    33% 8.4      34%
Other 640.0        6% 0.2    3% 0.7      3%
Total Assets 11,289.7    100% 6.0    100% 24.9    100%
-
Deposits 40.4          0% 2.6    43% 4.2      17%
COs -            0% 2.4    40% 18.6    75%
Other 137.3        1% 0.2    3% 0.8      3%
Total Liabilities 177.7        2% 5.2    87% 23.6    95%
-
Capital Stock 11,055.9    98% 0.6    10% 1.3      5%
Retained Earnings 56.1          0% 0.2    3% -      0%
Accumulated OCI -            0% -    0% -      0%
1998 1933 * 1988

FHLBC Balance Sheet History
* 1933 dollars in thousands; other periods in billions
$ % $ % $ % $ %
Advances 10,649.7 $ 94% 3.8 $ 63% 14.9 $ 60% 38.1    41%
MPF Loans Held in Portfolio -            0% -    0% 0.9      4% 32.1    35%
Investment Securities -            0% 2.0    33% 8.4      8% 21.2    23%
Other 640.0        6% 0.2    3% 0.7      3% 0.7      1%
Total Assets 11,289.7    100% 6.0    100% 24.9    100% 92.1    100%
-
Deposits 40.4          0% 2.6    43% 4.2      17% 0.8      1%
COs -            0% 2.4    40% 18.6    75% 84.8    92%
Other 137.3        1% 0.2    3% 0.9      4% 4.3      5%
Total Liabilities 177.7        2% 5.2    87% 23.6    95% 89.8    98%
-
Capital Stock 11,055.9    98% 0.6    10% 1.3      5% 2.4      3%
Retained Earnings 56.1          0% 0.2    3% -      0% 0.5      0%
Accumulated OCI -            0% -    0% -      0% (0.6)     -1%
1998 2008 1933 * 1988

($ in billions)
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09

FHLB Chicago

24 Advance Balances, at Par 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0

($ in billions)
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09

FHLB Chicago

25 MPF Loans Held in Portfolio 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 45.0 50.0

26 First Quarter Performance Review

Other-Than-Temporary Impairment (OTTI) Impact on
First Quarter-End vs. Prior Year Quarter-End Net Income
$ in millions
1Q-09 1Q-08
Net Income (Loss) Before OTTI 47 $        (45) $
OTTI Charge (86)          (33)
Net Income (Loss) (39)          (78)
Net interest income and Net Income have improved
significantly in the First Quarter 2009 compared to
First Quarter 2008.

Net Interest Income
First Quarter-End vs. Prior Year Quarter-End
$ in millions
2009 2008 Difference
Net Interest Income $141 $31 $110
Derivatives & Hedging Activities (72) (62) (10)
Aggregate Gain/(Loss) on Securities (76) (18) (58)
Gain/(Loss) on Transfer of Debt to Other FHLBs (5) 0 (5)
NII Including Adjustments (12) (49) 37
Other Income 2 2 0
Operating Expense (24) (28) 4
Mortgage Loan Expense (4) (2) (2)
Operating Income (38) (77) 39
FHFA/OF Expenses (1) (1) 0
Net Income Before REFCO & AHP (39) (78) 39
REFCO 0 0 0
AHP 0 0 0
Net Income (39) (78) 39

1Q-07
2Q-07
3Q-07
4Q-07
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09

FHLB Chicago

29 $ in millions Quarterly Net Interest Income $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0

Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09

FHLB Chicago

30 Net Spread -0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% 1.90%

1Q-07
2Q-07
3Q-07
4Q-07
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09

FHLB Chicago

31 Quarterly Net Income $ in millions $(100.0) $(80.0) $(60.0) $(40.0) $(20.0) $- $20.0 $40.0

Operating Expenses
First Quarter-End vs. Prior Year Quarter-End
$ in millions
2009 2008 Difference
Net Interest Income $141 $31 $110
Derivatives & Hedging Activities (72) (62) (10)
Aggregate Gain/(Loss) on Securities (76) (18) (58)
Gain/(Loss) on Transfer of Debt to Other FHLBs (5) 0 (5)
NII Including Adjustments (12) (49) 37
Other Income 2 2 0
Operating Expense (24) (28) 4
Mortgage Loan Expense (4) (2) (2)
Operating Income (38) (77) 39
FHFA/OF Expenses (1) (1) 0
Net Income Before REFCO & AHP (39) (78) 39
REFCO 0 0 0
AHP 0 0 0
Net Income (39) (78) 39

33 Number of Employees 0 50 100 150 200 250 300 350 400 450 500 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008

Selected Balance Sheet Items - Assets
First Quarter-End vs. Prior Year Quarter-End
$ in millions
3/31/2009 3/31/2008 Difference
ASSETS
     Advances $31,197 $32,662 ($1,465)
     MPF Loans Held in Portfolio 29,825 34,508 (4,683)
     Long-term Investments 16,053 11,276 4,777
Total Housing/Mission
- Related Assets 77,075 78,446 (1,371)
Other Investments 5,019 8,569 (3,550)
Other Assets 1,656 581 1,075
Total Assets 83,750 87,596 (3,846)

Selected Balance Sheet Items – Liabilities & Capital
First Quarter-End vs. Prior Year Quarter-End
$ in millions
3/31/2009 3/31/2008 Difference
LIABILITIES
Total Deposits $1,352 $1,304 $48
CO's, DN's, Repos 77,362 80,345 (2,983)
Subordinated Notes 1,000 1,000 0
Mandatorily Redeemable Capital Stock 409 176 233
Other Liabilities 2,175 1,867 308
Total Liabilities 82,298 84,692 (2,394)
CAPITAL
Capital Stock 2,355 2,525 (170)
Retained Earnings 734 581 153
Accumulated OCI (1,637) (202) (1,435)
Total Capital 1,452 2,904 (1,452)
Total Liabilities and Capital 83,750 87,596 (3,846)

We continue to be in compliance with our
regulatory capital requirements.
$3.764 billion in regulatory capital stock plus
designated amount of subordinated notes at
March 31, 2009; (required minimum of $3.600
billion).
3/31/2009 3/31/2008
Minimum
Regulatory
Capital Ratio
5.37% 4.89% 4.50%
Regulatory Capital Requirements

37 Other-Than-Temporary Impairment

Private-label MBS Securities
As of March 31, 2009
$ in millions
*  All private-label MBS were rated AAA at purchase date.
**  In accordance with FSP FAS 115-2 and FAS 124-2, which we early adopted in the first quarter of 2009.
Amortized OTTI related to
Cost Credit Losses**
Prime
Residential MBS 2,395 $     (52) $
Commercial MBS 88 0
Total Prime 2,483 (52)
Alt-A
Residential MBS 182 (11)
Total Alt-A 182 (11)
Subprime
Home Equity Loans 1,305 (23)
Total Subprime 1,305 (23)
Total Private-label MBS* 3,970 $     (86) $

Ratings Migration
Private-Label MBS Securities
As % of Total Par Amount
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
12/31/07 12/31/08 3/31/09
AAA
AAA (-W)
AA
AA (-W)
A
A (-W)
BBB
BBB (-W)
BB
BB (-W)
B
B (-W)
CCC/below
Credit ratings on our private-label MBS have deteriorated
significantly in a very short time frame.

Other-than-Temporary Impairment
As of March 31, 2009
$ in millions
*Credit Losses = losses due to cash shortfalls on the underlying securities
Non-Credit Losses = losses that primarily result from current market conditions
Credit Losses*
Recognized in Income
Non-Credit Losses*
Deferred in
Accumulated OCI
FY 08 $53 N/A
1Q 09 $86 $1,151
$139

We continue to move towards becoming an
Advances focused Bank.  MPF Loan balances are now
less than Advances.
Balance Sheet Spread has improved significantly.
Future OTTI credit losses (i.e. those due to projected
cash-flow shortfalls on the underlying securities)
remain uncertain and are strongly linked to home
sales, home price appreciation/depreciation and
employment.
Conclusions

Recent Developments: Products, Credit, Collateral Chad Brandt Executive Vice President Banking and Advance Product Group

Backdrop for recent developments
• Extraordinary market conditions
• Crisis of confidence in credit from retail to
commercial standards
• Need to transform FHLBC
– Difficult under ideal conditions
– Process of making change continues

44 Our commitment to members • Rapid access to liquidity… • In normal and stressed markets – Advances – Letters of Credit – MPF Xtra™

Liquidity: A Case Study
• Advances grew from $34.7 billion at 6/30/08 to
$37.5 billion at 12/31/08
• This was the most difficult period to access
liquidity
• No member request for advances went
unfunded
• Nearly 500 members borrowed during this
period

Letters of Credit
• Letter of Credit business went from
$595 million at 6/30/08 to $857 million
by year-end 2008.
• FHLBC provides a favorable collateral
arrangement and attractive pricing relative
to other providers, many of whom exited
the market.
• Letter of Credit balances continue to grow.

MPF Xtra™ Product
• Off-balance sheet MPF ® product integral
to FHLBC balance sheet strategy
• No stock purchase requirement
• No credit enhancement collateral
requirement
• No risk-based capital requirement

MPF Xtra™ Product
• Blew away our rosiest business forecasts
– Refi wave over the winter revealed bottlenecks
which have been corrected
• “Just in time!”
• 260+ Participating Financial Institutions (PFIs) are
now using the product
– 150+ FHLBC PFIs
• Other FHLBs now participating
• $2.4 billion funded system-wide October ’08 to
3/31/09 ($1.3 billion from FHLBC members)

49 MPF Xtra™ Product • Looking forward to more automated front-end • Investigating servicing-released options

Post-July 23, 2008 Stock Redemptions
• Amendment to Cease and Desist Order
with regulator
• Between 7/24/08 and mid-June ‘09,
$120+ million in new member stock has
been purchased (38 members)
• In the same time period, $90 million has
been redeemed

Community Investment
• 20
th
anniversary of FHLB Affordable Housing
Program in 2009
• FHLBC:  $12 million in grants and down
payment assistance in 2008
• FHLBC: $292 million in grants and down
payment assistance since program inception
• Community Investment Cash Advances
available
• Standby letters of credit

Credit, Collateral, Cooperative
• Decisions we make at FHLBC affect every
member
• Decisions driven by two goals:
– Providing liquidity
– Building value
• Rebuilding the bank and taking steps to
protect collective member capital has
posed challenges to some members

Member Credit and Collateral
• Releasing the risk ratings last year was not
without controversy
• The decision was timely
• Many more members rated 4 or 5
• Many more members listing and delivering
collateral

Member Credit and Collateral
• Price differentiation occurs through the
collateral process:
– Increased frequency of reporting
– Eligible collateral, haircuts
– Listing, delivery
• Actions taken to protect collective member
capital

55 Member Credit and Collateral • Goal = minimizing credit risk • FHLBC has never taken a credit loss on an advance • Dialogue with regulators

Member Credit and Collateral
• Collateral management poses its own
challenges
– Collateral values have deteriorated
– Tracking collateral increasingly important
• New collateral system (STOC) installation
critical element of collateral management

57 Collateral System Installation • Not a perfect system • Unanticipated challenges to members – FICO scores – Excel versions – Null fields

Collateral System Installation
• Committed to helping members through
process
• Working with members on a case-by-case
basis to complete Qualified Collateral
Reports (QCRs) and listings
• Goals = timely information on collateral to
ensure member access to liquidity

Why a new collateral system?
• Timely reporting of collateral
– Fewer operational errors
– Faster turnaround
• Move to mark-to-market essential for
21
st
century financial markets
• Ability to accommodate future expansion
of eligible collateral types (e.g.
Commercial Real Estate, subject to
regulator approval)
• Expected long-term cost savings

60 System Enhancements • Move to web-based QCR and Listing – Use familiar MPF architecture • Enhanced reporting • Web-based collateral management and pledging

61 You will be seeing more of us: • Member Transaction Desk has freed up bankers to get out and see more members more often • Executive calling program

62 What’s Next? Matthew R. Feldman President & CEO

63 63
How We Got Here
• Over-concentration of fixed-rate
mortgages
• Supported by voluntary stock
• Generated upfront income
• Higher-than-market dividends
• Focus on MPF diverted attention from
important investments in core business

64 64
How We Got Here
• Slowdown in mortgage acquisitions led to
declining income
• Methods of funding and hedging led to further
compression of net interest margin
• Purchased private-label mortgage-backed
securities to improve net interest margin
• Merger discussions with Dallas FHLBank
• Determination to remediate and transition
balance sheet away from mortgages

Where We Are Going
• Transition to Advances Bank
• Advance spreads supporting
operating expenses
– Scale to converge
• Investment spreads support dividend
payments to members
– Investments must yield consistent
income with very low credit risk

66 Where We Are Going • MPF supported as a fee-based off-balance sheet service • Use by other FHLBs supports infrastructure and scale • Overall, FHLBC must be made simpler to operate

67 Transition to Advances Bank • Build sustainable net interest margin • Stabilize and grow capital

Transition to Advances Bank
• Build sustainable net interest margin
– Significant improvement from Q1 08
– Earnings still impacted by legacy debt and
hedging expense
– Engaged in asset replacement to mitigate
impact of mortgage prepayments
– New assets are lower credit risk and simpler
to hedge

Transition to Advances Bank
• Stabilize and grow capital
• Implement capital conversion plan
– New tenor is likely to be 5 years
– Redemptions unlikely in short-term
– Capital plan requires FHFA approval
• Restore dividends based on new Retained
Earnings and Dividend policy

70 Transition to Advances Bank • Grow retained earnings to cover any gap between book and market • Pay nominal dividend as supported by current income

Transition to Advances Bank
• Maximize membership and utilization of
FHLBC
• Build advances book to better support
membership
• More consultative support
• Focus products on serving
• Market services to insurance companies and
credit unions

How we are getting there
• Components of a five-year tactical plan
• Member Relationship and Development Plan
• Balance Sheet Management and Transition Plan
• Human Resources Plan
• Retained Earnings and Dividend Management
Plan
• Operating Plan
• Risk Management Framework
• Legal & Regulatory Framework

Commitment to our members
• Change is disruptive because so much
needs to be changed.
• Economic environment impacts us all and
makes everything more challenging.
• Leadership of the Bank out in District
meeting with members, regulators,
accountants, and other service providers.
• Our primary goals are to support you and
maximize the value of your FHLBC
membership.

74 Questions?

Welcome Summer 2009 Regional Meetings